UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

ANNOVIS BIO, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Annovis Bio, Inc.

1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

April 24, 2020

To our Stockholders:

You are cordially invited to attend our 2020 Annual Meeting of Stockholders on Wednesday, June 3, 2020 at 10:00 a.m. (Eastern Time) (the “Annual Meeting”) to be held as a virtual meeting at www.viewproxy.com/AnnovisBio/2020/VM.

If you attend the Annual Meeting you will be able to vote and submit questions during the meeting by using the Virtual Control Number we have provided to you with the Notice of Internet Availability of Proxy Materials. We are pleased to furnish proxy materials to stockholders primarily over the Internet. We will commence mailing to our stockholders on or about April 24, 2020 a Notice of Internet Availability of Proxy Materials containing instructions on how to access the electronic copies of our 2020 Proxy Statement and our 2019 Annual Report on Form 10-K (the “Annual Report”) and how to vote online. Internet distribution of our proxy materials expedites receipt by stockholders, lowers the cost of the Annual Meeting, and conserves natural resources. However, if you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you choose to receive your Annual Meeting materials by mail, the notice of the Annual Meeting, Proxy Statement, the Annual Report and proxy card from our Board of Directors will be enclosed.

Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For most items, including the election of directors, your shares will not be voted unless you provide voting instructions via the Internet or by returning a proxy card or voting instruction card. We encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Best regards,

/s/ Maria Maccecchini
Maria Maccecchini,
President and Chief Executive Officer

Annovis Bio, Inc.

1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 3, 2020

To our Stockholders:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Annovis Bio, Inc. will be held virtually at www.viewproxy.com/AnnovisBio/2020/VM on Wednesday, June 3, 2020, at 10:00 a.m. (Eastern Time), to consider and vote on the following matters described in the accompanying Proxy Statement:

1.	The election of the five director nominees named in the accompanying Proxy Statement;

2.	Ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.	Transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors unanimously recommends that you vote “FOR” the election of all of the director nominees (Proposal 1) and “FOR” the proposal to ratify WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2).

The Board of Directors has fixed April 9, 2020, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

In accordance with Securities and Exchange Commission rules, we are furnishing these proxy materials and our 2019 Annual Report on Form 10-K via the Internet. On or about April 24, 2020, we mailed to stockholders as of the record date a notice with instructions on how to access our Annual Meeting materials and how to vote via the Internet, by mail or telephone.

By Order of the Board of Directors,

/s/ Maria Maccecchini
Maria Maccecchini,
President and Chief Executive Officer

Berwyn, Pennsylvania

April 24, 2020

YOUR VOTE IS IMPORTANT

If your shares are held in a brokerage account or by another nominee record holder, please be sure to mark your voting choices on the voting instruction card that accompanies this Proxy Statement. If you fail to specify your voting instructions for the election of directors, your shares will not be voted in the election of directors due to rules applicable to broker voting, or we may incur additional costs to solicit votes.

Annovis Bio, Inc.

1055 Westlakes Drive, Suite 300
Berwyn, Pennsylvania 19312

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 3, 2020

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 3, 2020: Copies of this Proxy Statement and the accompanying form of proxy card, and 2019 Annual Report on Form 10-K (the “Annual Report”) are available at www.AALvote.com/ANVS, using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials you received in the mail. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET: http://www.viewproxy.com/Annovis Bio/2020

2)	BY TELEPHONE: 877-777-2857

3)	BY E-MAIL*: requests@viewproxy.com

* If requesting materials by e-mail, please send a blank e-mail with your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

This Proxy Statement and the accompanying proxy card, the foregoing Notice of Internet Availability of Proxy Materials and the Annual Report are intended to be sent or given to stockholders of Annovis Bio, Inc. (the “Company,” “Annovis,” “we,” “us” or “our”) on or about April 24, 2020, in connection with the solicitation of proxies on behalf of our Board of Directors (the “Board”) for use at our 2020 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Wednesday, June 3, 2020, at 10:00 a.m. Eastern Time, virtually at www.viewproxy.com/AnnovisBio/2020/VM, and at any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q: Why am I receiving these materials?

A: You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the Internet. Accordingly, we sent the Notice of Internet Availability of Proxy Materials to all of our stockholders as of the close of business on April 9, 2020 (the “Record Date”). The Notice of Internet Availability of Proxy Materials includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice of Internet Availability of Proxy Materials, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Q: What is included in these materials?

A: These materials include:

•	this Proxy Statement for the Annual Meeting;

•	a proxy card for the Annual Meeting; and

•	the Annual Report.

Q: Who is entitled to vote?

A: Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call our Secretary, at 610-727-3913 to arrange a visit to our offices. The list will also be available on request during the Annual Meeting.

Q: How many shares of common stock can vote?

A: There were 6,845,459 shares of common stock outstanding as of the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by such stockholder that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q: What may I vote on?

A: You may vote on the following matters:

1.	the election of five directors who have been nominated to serve on our Board;

2.	the ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2020; and

3.	any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Q: Will any other business be presented for action by stockholders at the Annual Meeting?

A: Management knows of no business that will be presented at the Annual Meeting other than Proposals 1 and 2. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q: How does the Board recommend that I vote on each of the proposals?

A: The Board recommends a vote “FOR” each of the director nominees, and “FOR” the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2020.

Q: How do I vote my shares?

A: The answer depends on whether you own your shares of common stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you wish to vote by Internet, go to www.AALvote.com/ANVS and log in using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

If you wish to vote by telephone, call 866-804-9616. Use any touch-tone telephone to vote your shares using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

If you wish to vote by mail, please request a paper or e-mail copy of the materials, which will include a proxy card. You can request a paper or e-mail copy of the materials at no charge to you through one of the following methods:

1) BY INTERNET: http://www.viewproxy.com/Annovis Bio/2020

2) BY TELEPHONE: 877-777-2857

3) BY E-MAIL*: requests@viewproxy.com

* If requesting materials by e-mail, please send a blank e-mail with your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the five director nominees, “FOR” the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares if you register to attend, and attend, the Annual Meeting pursuant to the instructions below.

If you hold your shares of the Company through a broker, bank or other nominee: a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Annual Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q: What do I need to do to attend the Annual Meeting virtually?

A: In order to attend our 2020 Annual Meeting live via the Internet, you must register at http://www.viewproxy.com/AnnovisBio/2020 by 11:59 PM EDT on May 31, 2020, using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Virtual Control Number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/AnnovisBio/2020.

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting at http://www.viewproxy.com/AnnovisBio/2020/VM by logging in using the password you received via e-mail in your registration confirmation. You are entitled to attend our Annual Meeting only if you were a stockholder as of the Record Date.

Q: Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A: Yes. If you register to attend, and attend, the Annual Meeting pursuant to the instructions above, you will be able to vote online during the Annual Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers.

Q: What is a proxy?

A: A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Maria Maccecchini and Jeffrey McGroarty. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q: What is the effect if I fail to give voting instructions to my broker or other nominee?

A: If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1 and Proposal 2 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees that are member firms of the NYSE American and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as the ratification of the appointment of our independent registered public accounting firm; however, they will not have this discretionary authority with respect to non-routine matters, including the election of directors. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q: What if I want to change my vote or revoke my proxy?

A: A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by (i) going to www.AALvote.com/ANVS and log in using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials, (ii) attending and voting at the Annual Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q: What is a quorum?

A: The holders of one-third of the 6,845,459 shares of common stock outstanding as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q: What vote is required to approve each proposal?

A: Election of directors: A plurality of the votes cast at the Annual Meeting is required for the election of directors. This means that the five director nominees with the most votes for a particular director seat are elected to that seat. You may choose to vote or withhold your vote for such nominees. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of a director will not be voted with respect to the director indicated and will have no impact on the election of directors, although it will be counted for the purposes of determining whether there is a quorum.

Ratification of our independent registered public accounting firm: A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Q: What if additional proposals are presented at the Annual Meeting?

A: We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q: Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A: Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation.”

Q: How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A: Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 43.9% of our outstanding common stock, are expected to vote, or direct the voting of their shares, in favor of the election of the five director nominees set forth in this Proxy Statement and in favor of the ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2020.

Q: Who will count the votes?

A: Alliance Advisors will count the votes cast by proxy. A representative of Alliance Advisors will count the votes cast at the Annual Meeting and will serve as the inspector of election.

Q: Who can attend the Annual Meeting?

A: All stockholders as of the Record Date are invited to attend the Annual Meeting.

Q: Are there any expenses associated with collecting the stockholder votes?

A: We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. In addition, we have engaged Alliance Advisors, to assist in soliciting proxies. We will pay the costs of soliciting proxies, including a fee of approximately $9,350 to Alliance Advisors for its services. We will also reimburse Alliance Advisors for its reasonable out-of-pocket expenses. Officers and other employees of the Company may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Q: Where can you find the voting results?

A: Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Q: Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

A: WithumSmith+Brown, PC served as our independent registered public accounting firm for the fiscal year ended December 31, 2019 and audited our financial statements for such fiscal year. WithumSmith+Brown, PC has been selected by our Audit Committee to serve in the same role and to provide the same services for the fiscal year ending December 31, 2020. We expect that one or more representatives of WithumSmith+Brown, PC will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q: Why are you being asked to ratify the selection of WithumSmith+Brown, PC?

A: Although stockholder approval of our Audit Committee’s selection of WithumSmith+Brown, PC as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of WithumSmith+Brown, PC, but will not be required to take any action.

BOARD OF DIRECTORS

Our Board currently consists of five members. Upon election of the nominees for director below at the Annual Meeting, our Board will continue to consist of five members. Biographical information regarding the business experience of each of our directors and the primary aspects of each of our directors’ experience, qualifications, attributes or skills that led to the conclusion that each of our directors should serve on our Board is set forth below:

					Board Committees
Name	Director Since	Age	Independent	Position	Audit	Compensation	Nominating
Michael Hoffman	2014	69	√	Chairman of the Board		√
Maria Maccecchini	2008	69		Founder, President, CEO and Director
Claudine Bruck	2015	65	√	Director	√
Robert Whelan	2016	68	√	Director	√	√	√
Mark White	2016	64	√	Director	√		√

Nominees for Election to the Board of Directors for a Term Expiring at the 2021 Annual Meeting

Michael B. Hoffman

Mr. Hoffman has served as Chairman of the Board and a member of our Board since 2014. Since 2018, he has been the Founder and Partner at Stone Capital Partners, a private equity firm focused on renewable energy. From 2003 to 2018, Mr. Hoffman was a Partner of Riverstone Holdings LLC, or Riverstone, where he was principally responsible for investments in power and renewable energy. Before joining Riverstone, Mr. Hoffman was senior managing director and head of the mergers and acquisitions advisory business of The Blackstone Group L.P., or Blackstone, where he also served on the firm’s principal group investment committee as well as its executive committee. Prior to joining Blackstone, Mr. Hoffman was managing director and co-head of the mergers and acquisitions department at Smith Barney, Harris Upham & Co. Mr. Hoffman currently serves as a Chairman of the Board and a director of Onconova Therapeutics, Inc., an oncology company. He also serves as Founder and Chairman of the Board of Directors of Curative Biotherapeutics, Inc., an immuno-oncology company. His non-profit board affiliations include Rockefeller University. Mr. Hoffman received his Bachelor’s and Master’s Degrees from Northwestern University and his M.B.A. from the Harvard Business School. We believe Mr. Hoffman’s investment and transactional experience, including as director of other life sciences companies, qualifies him to serve on our Board.

Maria L. Maccecchini Ph.D.

Dr. Maccecchini founded Annovis and has served as President and CEO and as a director since May 2008. She has over 30 years of experience in neuroscience and the workings of the brain. She was partner and director of two angel groups, Robin Hood Ventures, from 2002 to 2009, and MidAtlantic Angel Group, from 2005 to 2009. In 1992, she founded and became chief executive officer of Symphony Pharmaceuticals/Annovis, a biotech company, which was sold in 2001 to Transgenomic. Prior to that, from 1987 to 1991 she was General Manager of Bachem Bioscience, the US subsidiary of Bachem AG, Switzerland and Head of Molecular Biology at Mallinckrodt. Dr. Maccecchini conducted post-doctoral research at Caltech and the Roche Institute of Immunology. She earned a Ph.D. in biochemistry is from the Biocenter of Basel with a two-year visiting fellowship at The Rockefeller University. Dr. Maccecchini serves on several boards of biotechnology companies, organizations that promote entrepreneurship, international trade, women and charitable organizations. She has been a lecturer at Wharton Business School since 2016. We believe that Dr. Maccecchini’s experience in the life science industry, including as principal executive officer and manager of companies in the pharmaceutical development business, qualifies her to serve as our President, CEO and a director.

Claudine E. Bruck Ph.D.

Dr. Bruck has served as a member of our Board since 2015. Dr. Bruck is co-founder and has served as Chief Executive Officer of Prolifagen LLC, a start-up company developing a microRNA-based medicine for tissue regeneration, since June 2016. She is also a course Director at University of Pennsylvania’s Institute of Translational Medicine and Therapeutics and a VP of Research for SAPVAC LLC, a BioMotiv LLC company. Dr. Bruck joined GlaxoSmithKline, or GSK, to build GSK’s HIV vaccine program in 1985. In her role in GSK’s vaccine group, Dr. Bruck was instrumental in the development of GSK’s HPV vaccine (Cervarix) and headed their cancer vaccine program from inception to Phase 2 before joining the drug discovery group of GSK. She held several roles in the drug discovery group, from Head of Clinical Immunology (2004-2005) to VP and Head of Biology for the Center of Excellence for External Drug Discovery (2005-2008), to VP and Head of a newly formed ophthalmology R&D group (2008-2015). Since 2018, Dr. Bruck has served as a director of Navidea Biopharmaceuticals, Inc. Dr. Bruck has a Ph.D. in Biochemistry from the University of Brussels. She was a post-doctoral student at Harvard University Medical School and an Assistant Professor at Tufts Medical School. We believe Dr. Bruck’s experience and training in the pharmaceutical industry and serving as an executive and director of companies in the pharmaceutical and biotechnology industries, qualifies her to serve on our Board.

Robert M. Whelan, Jr.

Mr. Whelan has served as a member of our Board since 2016. Mr. Whelan has been the President of Whelan & Company, LLC, which provides business and financial consulting and strategic services to a broad range of companies, since 2001. On January 1, 2018, Mr. Whelan joined the firm of Black Point Partners, Inc., which provides financial advisory, capital raising and mergers and acquisition services to technology and healthcare companies, as a Managing Director. From 2001 to 2005, Mr. Whelan also served as Managing Director of Valuation Perspectives, Inc., a consulting firm. Prior to 2001, Mr. Whelan held a number of senior-level positions at various investment banking and brokerage firms. Among other positions, Mr. Whelan was Vice Chairman of Prudential Volpe Technology Group, the technology investment banking and research division of Prudential Securities, and prior to that, he was Chief Operating Officer, Managing Director, Head of Investment Banking, and a board member of Volpe Brown Whelan & Company, a private technology and healthcare investment banking, brokerage and asset management firm acquired by Prudential Securities in 1999. Mr. Whelan serves as a director of Aspen Technology, Inc., a leading global supplier of asset optimization solutions that optimize asset design, operations and maintenance in complex, industrial environments, and serves as a director of iAnthus Capital Holdings, Inc., which owns, operates and partners with best-in-class regulated cannabis operations across the United States. Mr. Whelan served as a director of ARIAD Pharmaceuticals, Inc., a developer of small-molecule drugs to treat patients with aggressive cancers, from April 2010 through September 2014. Mr. Whelan holds a B.A. in History from Dartmouth College and an M.B.A. from Stanford University Graduate School of Business. We believe Mr. Whelan’s experience as a business and financial advisor, as well as his service as executive and director of companies in the financial services and pharmaceutical industries, qualifies him to serve on our Board.

Mark White

Mr. White has served as a member of our Board since 2016. He is a consultant specializing in new product commercialization, marketing, business development and strategy and a partner in Robin Hood Ventures and Seedfunders, two angel investor groups that provide capital and mentoring to early stage, high growth companies. From 2015 to 2016, Mr. White served as chief executive officer of Neurokine Therapeutics, an early stage biopharma company focused on neurodegenerative disorders. From 2002 to 2014 he served as a vice president and senior director in Pfizer’s worldwide marketing group and led the Inflammation/Immunology and CNS/Pain Therapeutic areas. Mr. White led some of Pfizer’s most successful global product launches including Lyrica and Xeljanz, as well as global marketing for Enbrel and Celebrex. Before Pfizer, Mr. White was senior director, marketing and business development with Bracco Diagnostics, a diagnostic pharmaceutical business with radiology and cardiology applications, and earlier in his career, he worked for Abbott, Bayer and Ortho-McNeil, in sales and marketing roles of increasing responsibility.  Mr. White received his Bachelor’s and Master’s Degrees from the University of Missouri and his M.B.A. from the University of Chicago Booth School of Business. We believe Mr. White’s experience as a business consultant and his service as an executive of companies in the pharmaceutical industry qualifies him to serve on our Board.

Corporate Governance and Board Matters

Our Board is responsible for the supervision of our overall affairs. Our Board has established three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (the “Nominating Committee”). The Audit Committee, Compensation Committee and Nominating Committee operate under charters adopted by the Board that govern their responsibilities. Copies of each of these charters and our Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website, www.annovisbio.com, or by contacting the Company at the attention of the Secretary at our offices at Annovis Bio, Inc., 1055 Westlakes Drive, Suite 300, Berwyn, Pennsylvania 19312. All references to our website address are intended to be inactive textual references only and do not constitute incorporation by reference of the information contained at or available through our website.

Leadership Structure

The Company seeks to maintain an appropriate balance between management and the Board. Our Board does not have a policy regarding the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board and Chief Executive Officer, as from time to time it may be in the best interests of the Company.

Executive Sessions of the Board

The Board meets periodically, and at least annually, in executive session without those directors who are also executive officers of the Company and any other members of management of the Company.

Director Independence

Our Board has determined that Michael Hoffman, Claudine Bruck, Robert Whelan and Mark White are independent within the meaning of Section 803A of the NYSE American Stock Market Rules and Rule 10A-3 under the Securities Act of 1933, as amended, or the Securities Act, that Claudine Bruck, Robert Whelan and Mark White meet the additional test for independence for audit committee members imposed by SEC regulations and Section 803B(2) of the NYSE American Stock Market Rules and that Michael Hoffman and Robert Whelan meet the additional test for independence for compensation committee members imposed by Section 805(c) of the NYSE American Stock Market Rules. The Board is responsible for ensuring that independent directors do not have a material relationship with us or any of our affiliates or any of our executive officers or his or her affiliates.

Removal and Appointment of Directors

Our certificate of incorporation and bylaws provide that a director may be removed with or without cause by the holders of at least a majority of the voting power of the shares then entitled to vote at an election of directors. Under such certificate of incorporation and bylaws, any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by the vote of a majority of our directors then in office. Furthermore, such certificate of incorporation provides that the authorized number of directors may be changed only by a resolution adopted by the majority of our Board.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

Management regularly reports on any potential material risks to the Company at each Board meeting. Management reports regularly to the full Board, which also considers the Company’s risk factors. While the Board oversees the Company’s risk management, Company management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board Committees

During 2019, our Audit Committee consisted of Claudine Bruck, Robert Whelan and Mark White, with Robert Whelan serving as chair. Our Compensation Committee consisted of Michael Hoffman and Robert Whelan, with Michael Hoffman serving as chair. Our Nominating Committee consisted of Robert Whelan and Mark White, with Mark White serving as chair. In compliance with the NYSE American Stock Market Rules, all of the members of our Audit, Compensation and Nominating Committees are independent.

Audit Committee

The primary purpose of our Audit Committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements, and our compliance with legal and regulatory requirements. The functions of our Audit Committee include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating our Board’s oversight of our internal control over financial reporting and disclosure controls and procedures;

•	discussing our risk management policies;

•	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions;

•	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	preparing the audit committee report required by SEC rules; and

•	reviewing and evaluating, at least annually, our Audit Committee’s charter.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee is qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act, and has financial sophistication in accordance with the NYSE American Stock Market Rules. Our Board has determined that Robert Whelan qualifies as an audit committee financial expert. For the relevant experience of Robert Whelan that qualifies him as an audit committee financial expert, please see his biographical information under “Nominees for Election to the Board of Directors for a Term Expiring at the 2021 Annual Meeting.”

For information on audit fees, see “Proposal 2: Ratification of Independent Registered Public Accounting Firm.”

Compensation Committee

The primary purpose of our Compensation Committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

•	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our Chief Financial Officer;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board with respect to director compensation;

•	engaging compensation consultants or other advisors it deems appropriate to assist with its duties;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” to the extent required;

•	preparing the annual compensation committee report required by SEC rules, to the extent required; and

•	reviewing and evaluating, at least annually, our Compensation Committee’s charter.

Nominating Committee

The primary purpose of our Nominating Committee is to assist our Board in promoting the best interests of the Company and our stockholders through the implementation of sound corporate governance principles and practices. The functions of our Nominating Committee include, among other things:

•	developing, overseeing and making recommendations to the Board regarding our corporate governance principles;

•	developing, recommending to the Board, implementing and monitoring compliance with the Code of Business Conduct and Ethics;

•	reviewing and advising the Board on composition and minimum director qualifications for the Board and each Board committee;

•	identifying nominees for election to the Board, consistent with the qualifications and criteria approved by the Board and recommending to the Board the director nominees for the next annual meeting of stockholders;

•	developing a self-evaluation process of the Board’s effectiveness and overseeing the evaluation of the Board and each Board committee; and

•	reviewing and evaluating, at least annually, our Nominating Committee’s charter.

While the Nominating Committee does not have a formal diversity policy, the Nominating Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. We believe that the Nominating Committee’s existing nominations process is designed to identify the best possible nominees for the Board, regardless of the nominee’s gender, racial background, religion or ethnicity. The Nominating Committee identifies candidates through a variety of means, including recommendations from members of the Board and suggestions from our management including our Chief Executive Officer. In addition, the Nominating Committee considers candidates recommended by third parties, including stockholders. The Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our Board. Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to our Secretary and giving the recommended candidate’s name, biographical data and qualifications. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards, should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, should be willing and able to contribute positively to the decision-making process of the Company, should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees, should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders, should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

Compensation Committee Interlocks and Insider Participation

During 2019 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of the Company currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee.

Stockholder Communications with the Board

Stockholders who wish to communicate directly with the Board, or with a particular director, may send a letter addressed to our Secretary at Annovis Bio, Inc., 1055 Westlakes Drive, Suite 300, Berwyn, Pennsylvania 19312. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Board Communication” or “Stockholder Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the directors, or director, specified on the envelope, or if none, to the Chairman of the Board.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics applicable to all of our directors, executive officers and employees. The Code of Business Conduct and Ethics outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. Every director, executive officer and employee is required to read the Code of Business Conduct and Ethics annually. The Nominating Committee of our Board is responsible for overseeing the Code of Business Conduct and Ethics and must approve any waivers of the Code of Business Conduct and Ethics for directors, executive officers or employees. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website at www.annovisbio.com.

Review and Approval of Transactions with Related Persons

The Board has adopted a Related Person Transactions Policy that charges the Audit Committee with the responsibility of reviewing and approving or ratifying any related person transaction. The Audit Committee reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, related person transactions are those transactions or series of related transactions to which we are or may be a party in which the amount involved exceeds $120,000, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and board membership. Our Audit Committee could approve a related person transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to the Audit Committee or the full Board any potential conflict of interest, or personal interest in a transaction that our Board is considering. Our executive officers are required to disclose any related person transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related person transactions and their service as an officer or director of other entities. Any director involved in a related person transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2019 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements, with WithumSmith+Brown, PC, our independent registered public accounting firm for the year ended December 31, 2019. The Audit Committee has also received and reviewed the written disclosures and the letter from WithumSmith+Brown, PC required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s independence from us) and has discussed with WithumSmith+Brown, PC their independence from us. We also considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Audit Committee: Claudine Bruck, Mark White and
Robert Whelan, Chair

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Exchange Act of 1934, as amended, or the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 9, 2020 (except where otherwise noted) by:

•	each stockholder known by the Company to own beneficially more than 5% of our common stock.
•	each of our named executive officers (as that term is defined later in this Proxy Statement under the heading “Executive and Director Compensation”);
•	each of our directors; and
•	all directors and executive officers as a group.

Percentage ownership in the following table is based on 6,845,459 shares of common stock outstanding as of April 9, 2020. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of common stock that may be acquired within 60 days of April 9, 2020 subject to options or other rights held by such person, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. These shares are not considered to be outstanding for computing the percentage ownership of any other person. Unless otherwise noted, the address of all listed stockholders is c/o Annovis Bio, Inc., 1055 Westlakes Drive, Suite 300, Berwyn, PA 19312. To our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Shares Beneficially Owned		% of Shares Outstanding Shares
Michael Hoffman	1,393,031	(1)	20.3%
Maria Maccecchini	1,414,489	(2)	19.4%
Robert Whelan	120,697	(3)	1.8%
Claudine Bruck	38,025	(4)	*
Mark White	72,603	(5)	1.1%
Jeffrey McGroarty	302,833	(6)	4.3%
All Executive Officers and Directors as a Group (6 persons)	3,341,678		43.9%
Beneficial Owners of more than 5% of our common stock:
Orin Hirschman and entities affiliated with Orin Hirschman	515,000	(7)	7.5%

*Denotes beneficial ownership of less than 1%.

(1) Consists of 7,142 shares of common stock issuable upon exercise of stock options, exercisable within 60 days of April 9, 2020.

(2) Consists of 435,714 shares of common stock issuable upon exercise of stock options, exercisable within 60 days of April 9, 2020.

(3) Consists of 24,997 shares of common stock issuable upon exercise of stock options, exercisable within 60 days of April 9, 2020.

(4) Consists of 32,139 shares of common stock issuable upon exercise of stock options, exercisable within 60 days of April 9, 2020.

(5) Consists of 21,426 shares of common stock issuable upon exercise of stock options, exercisable within 60 days of April 9, 2020.

(6) Consists of 250,000 shares of common stock issuable upon exercise of stock options, exercisable within 60 days of April 9, 2020.

(7) Solely based on the information included in the most recently available Schedule 13G filed with the SEC on January 30,2020, by Orin Hirschman, individually and as (a) managing member of AIGH Capital Management LLC (“ACM”) and (b) president of AIGH Investment Partners LLC (“AIP”). ACM is an Advisor or Sub-Advisor with respect to 35,000 shares held by AIP and 480,000 shares held by WVP Emerging Manger Onshore Fund, LLC. Mr. Hirschman is the Managing Member of ACM and president of AIP. The address for Mr. Hirschman, ACM and AIP is listed in the Schedule 13G as 6006 Berkeley Avenue, Baltimore, MD 21209.

EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages:

Name	Age	Position
Maria Maccecchini	69	Founder, President, CEO and Director
Jeffrey McGroarty	50	Chief Financial Officer

Jeffrey McGroarty

Chief Financial Officer

Mr. McGroarty has been our Chief Financial Officer since April 2019. Prior to joining Annovis, Mr. McGroarty served as Senior Vice President and Chief Financial Officer of Safeguard Scientifics, Inc. from 2013 to 2018. Mr. McGroarty joined Safeguard Scientifics in 2005 as Vice President and Corporate Controller subsequently became Vice President—Finance and Corporate Controller and served as Senior Vice President—Finance from 2012 to 2013. Mr. McGroarty served as Interim Controller of Cephalon, Inc. in 2005; Vice President-Financial Planning & Analysis and previously Assistant Controller at Exide Technologies from 2002 to 2005; and, previously, with PricewaterhouseCoopers from 1991 to 2001. Mr. McGroarty earned his Bachelor’s degree from The Pennsylvania State University and his MBA from The Wharton School of The University of Pennsylvania.

Information about our President and Chief Executive Officer, Maria Maccecchini, is included under the caption “Board of Directors.”

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Maria Maccecchini	2019	120,000	-	-	-	-	120,000
President and Chief Executive Officer	2018	120,000	-	-	35,165	-	155,165
Jeffrey McGroarty (1)	2019	-	-	-	-	-	-
Chief Financial Officer	2018	-	-	-	-	-	-

(1)	Mr. McGroarty became our Chief Financial Officer in April 2019.

Employment Agreements

We have entered into employment agreements with our named executive officers, which include provisions regarding post termination compensation. We do not have a formal severance policy or plan applicable to our executive officers as a group. The following summaries of the employment agreements are qualified in their entirety by reference to the text of the employment agreements, as amended, which are filed as exhibits to our Annual Report.

Maccecchini Employment Agreement

We entered into an amended and restated employment agreement with Dr. Maccecchini dated as of May 10, 2019. Under the employment agreement, we agreed to pay her an annual base salary of $120,000 and an annual performance bonus in an amount of up to 50% of the base salary based upon objectives established annually by the Board. On March 24, 2020, we entered into a second amended and restated employment agreement with Dr. Maccecchini. The principal terms of Dr. Maccecchini's employment agreement are as follows:

•	base salary of $420,000 per year, subject to annual review;
•	annual performance bonus in an amount up to 50.0% of base salary based on the achievement of certain performance goals established by our board of directors (the “Board”), and such bonus may be paid in cash or equity as determined by the Board;
•	on or before April 30, 2020, we will grant an equity incentive award of 300,000 shares of our common stock in such form as shall be determined by our Board, upon consultation with Dr. Maccecchini, of which all such shares vest in full upon grant;
•	on or after January 1, 2021 and on or before April 30, 2021, we will grant an equity incentive award of 112,995 shares of our common stock in such form as shall be determined by our Board, upon consultation with Dr. Maccecchini, all of which shall vest in full upon grant; and
•	Dr. Maccecchini is eligible to receive an additional equity incentive award for 165,199 shares of common stock in the Board’s discretion upon completion of an additional capital raise prior to April 30, 2021, subject to the approval, if required, by stockholders of additional shares under our equity incentive plan. Such award will vest in two equal installments on March 31, 2022 and March 31, 2023.

The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death or disability, (ii) for cause, (iii) with good reason or without cause, or (iv) voluntarily. Upon a termination of Dr. Maccecchini's employment by us without cause or a resignation by Dr. Maccecchini for good reason, Dr. Maccecchini is eligible to receive a continuation of her base salary for twelve months, with such amount payable in a lump sum payment upon a change in control, as defined in the employment agreement, subject to her execution and delivery of a general release of claims. If such termination occurs upon or within twelve months after a change of control, Dr. Maccecchini will also be entitled to receive an amount equal to the projected target amount of her annual bonus for the calendar year in which her employment termination occurs payable in a single lump sum. Upon such termination, Dr. Maccecchini is also eligible to receive reimbursement for the medical insurance premiums at the same level as was in effect on the termination date until the earlier of (1) the end of such 12-month period or (2) the date she becomes eligible for medical benefits through another employer.

McGroarty Employment Agreement

Mr. McGroarty was appointed our Chief Financial Officer in April 2019 and worked as a consultant through the effective date of his employment agreement. On March 24, 2020, we entered into an employment agreement with Mr. McGroarty. The principal terms of Mr. McGroarty’s employment agreement are as follows:

•	base salary of $300,000 per year, subject to annual review;
•	annual performance bonus in an amount up to 50.0% of base salary based on the achievement of certain performance goals established by our Board or the compensation committee of the Board, and such bonus may be paid in cash or equity as determined by the Board;
•	on or before April 30, 2020, we will grant an equity incentive award of 300,000 shares of our common stock in such form as shall be determined by our Board, upon consultation with Mr. McGroarty, of which 250,000 vest in full upon grant and the remaining 50,000 shall vest on April 30, 2021;
•	on or after January 1, 2021 and on or before April 30, 2021, we will grant an equity incentive award of 30,396 shares of our common stock in such form as shall be determined by our Board, upon consultation with Mr. McGroarty, all of which shall vest in full upon grant; and
•	Mr. McGroarty is eligible to receive an additional equity incentive award for 165,199 shares of common stock in the Board’s discretion upon completion of an additional capital raise prior to April 30, 2021, subject to the approval, if required, by stockholders of additional shares under our equity incentive plan. Such award will vest in two equal installments on March 31, 2022 and March 31, 2023.

The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death or disability, (ii) for cause, (iii) with good reason or without cause, or (iv) voluntarily. Upon a termination of Mr. McGroarty’s employment by us without cause or a resignation by Mr. McGroarty for good reason, Mr. McGroarty is eligible to receive a continuation of his base salary for twelve months, with such amount payable in a lump sum payment upon a change in control, as defined in the employment agreement, subject to his execution and delivery of a general release of claims. If such termination occurs upon or within twelve months after a change of control, Mr. McGroarty will also be entitled to receive an amount equal to seventy-five percent of the projected target amount of his annual bonus for the calendar year in which his employment termination occurs payable in a single lump sum. Upon such termination, Mr. McGroarty is also eligible to receive reimbursement for the medical insurance premiums at the same level as was in effect on the termination date until the earlier of (1) the end of such 12-month period or (2) the date he becomes eligible for medical benefits through another employer.

Bonuses

Our named executive officers did not receive bonuses for 2019 or 2018.

Equity Compensation

Upon the closing of our IPO on January 31, 2020, our 2019 Equity Incentive Plan (the “Plan”) became effective and succeeded our then-existing 2018 Equity Incentive Plan. The Plan provides for grants of stock options, stock awards and other equity-based awards. Our directors, officers and consultants are eligible to receive grants under the Plan.

The purpose of the Plan is to encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Administration. The Plan is administered by the Board or a committee appointed by the Board. The Board has the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

Available shares. The aggregate number of shares of our common stock that may be issued pursuant to awards under the Plan is 1,000,000 shares. If grants of stock options or stock awards under the Plan or our prior equity incentive plan are canceled or forfeited, the shares subject to such grants will again be available under the Plan. The maximum aggregate number of shares that may be subject to grants to any individual in any calendar year is 300,000 shares.

If there is any change in the number or kind of shares of our stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding stock as a class without the receipt of consideration, or if the value of outstanding shares of our stock is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution, the maximum number of shares of our stock available for grants under the Plan, the maximum number of shares of our stock that any individual participating in this Plan may be granted in any year, the number of shares covered by outstanding grants, the kind of shares issued under this Plan, and the price per share of such grants shall be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of our stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.

Eligibility for participation. Members of our Board, as well as employees of, and consultants and advisors to, us will be eligible to receive awards under the Plan.

Award agreements. Awards granted under the Plan are evidenced by award agreements, which need not be identical, and that provide additional terms, conditions, restrictions or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards in the event of a Change in Control (as defined in the Plan) or conditions regarding the participant’s employment, as determined by the committee.

Stock options. The committee may grant nonqualified stock options to any individuals eligible to participate in the Plan and incentive stock options to purchase shares of our common stock only to eligible employees. The committee will determine: (i) the number of shares of our common stock subject to each option; (ii) the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a 10.0% or greater stockholder; (iii) the exercise price; (iv) the vesting schedule, if any and (v) the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our common stock at the time of grant or, in the case of an incentive stock option granted to a 10.0% or greater stockholder, 110.0% of such share’s fair market value. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the committee at the time of grant and the exercisability of such options may be accelerated by the committee.

Stock awards. The Board may issue shares of our stock to an employee, non-employee director or advisor under a stock award, upon such terms as the Board deems appropriate. Shares of our stock issued pursuant to stock awards may be issued for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate.

Change in control. Upon a change of control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), the Board may take any of the following actions with respect to any or all outstanding grants: the Board may (i) determine that outstanding options shall accelerate and become exercisable, or stock awards shall vest and be payable, in whole or in part, (ii) determine that all outstanding options that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding stock awards shall be converted to stock awards of the surviving corporation (or a parent or subsidiary of the surviving corporation), (iii) require that grantees surrender their outstanding options in exchange for payment by us, in cash or stock as determined by the Board, in an amount equal to the amount by which the then fair market value of the shares of our stock subject to the grantee’s unexercised options exceeds the exercise price of the options, or (iv) after giving grantees an opportunity to exercise their outstanding options, terminate any or all unexercised options at such time as the Board deems appropriate. Such assumption, surrender or termination shall take place as of the date of the change of control or such other date as the Board may specify.

As used in the Plan, a “Change of Control” shall mean:

•	any acquisition, directly or indirectly, by a person of beneficial ownership of our voting securities representing more than 50% of the voting power of our then outstanding securities; provided, however, that, no Change of Control shall be deemed to occur by reason of (i) a transaction in which we become a subsidiary of another corporation and in which our stockholders will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes in the election of directors, or (ii) the acquisition of shares of our capital stock by an investor in us in a capital-raising transaction;

•	any merger or consolidation with another corporation where our stockholders will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors;

•	any sale or other disposition of all or substantially all of our assets; or
•	a complete liquidation or dissolution of us.

Amendment and termination. Notwithstanding any other provision of the Plan, our Board may at any time amend any or all of the provisions of the Plan. The term of the Plan is 10 years, unless earlier terminated by the Board or extended by the Board with the approval of the stockholders.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2019.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Maria Maccecchini	4/1/2017	85,714	—	$0.14	4/1/2027
	4/6/2018	50,000	—	$0.25	4/5/2028
Jeffrey McGroarty	—	—	—	—	—

Compensation of Directors

Directors who are also our employees do not receive compensation for their service on our Board. Historically, our non-employee directors have not received compensation for their service on our Board other than awards of stock options.

During our fiscal year ended December 31, 2019, we paid no cash or equity compensation to our directors. The following table sets forth information concerning compensation for services rendered by our directors (other than our Chief Executive Officer who was also a member of the Board) for the fiscal years ended December 31, 2019 and 2018:

Name	Year	Option Awards ($)	Total Compensation ($)
Michael Hoffman	2019	—	—
	2018	5,062	5,062
Robert Whelan	2019	—	—
	2018	5,062	5,062
Mark White	2019	—	—
	2018	5,062	5,062
Claudine Bruck	2019	—	—
	2018	5,062	5,062

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2019, there have been no transactions, to which we have been a party, in which the amount involved in the transaction or series of related transactions exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5.0% of our common stock or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than employment, compensation, termination, indemnification and change in control arrangements with our named executive officers, which are described under “Executive and Director Compensation.”

Our Audit Committee is responsible for the review, approval and ratification of related person transactions. The Audit Committee will review these transactions under our Code of Conduct, which will govern conflicts of interests, among other matters, and will be applicable to our employees, officers and directors. See “Management—Audit Committee” for additional information regarding related-party transactions.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who beneficially own more than 10% of our stock, to file with the SEC initial reports of ownership and reports of changes in ownership in our stock. Such persons are required by SEC regulations to furnish to us copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of copies of the reports received by us and written representations by these persons, no such persons failed to file reports under Section 16(a) on a timely basis, except for the Forms 4 for Messrs. Hoffman, Whelan White and McGroarty and Mses. Maccecchini and Bruck filed with the SEC on February 5, 2020, which were filed one day late.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board consists of a number of members as established by resolution adopted by the Board. The number of directors that presently constitute the entire Board is five (5). The Board has nominated Michael Hoffman, Maria Maccecchini, Claudine Bruck, Robert Whelan and Mark White for election as directors at the Annual Meeting. Upon the adjournment of our 2020 Annual Meeting of Stockholders, the Board will be composed of five directors, whose term expires on the election and qualification of successor directors at our next annual meeting of stockholders or until his or her earlier death, removal or resignation. All of the nominees recommended by the Board are currently serving as directors, and each nominee has consented to serve as a nominee for election to the Board, to being named in this Proxy Statement and, if elected by our stockholders, to serve as members of the Board until our next annual meeting.

Listed above under the caption “Board of Directors” are the names and biographical information of Michael Hoffman, Maria Maccecchini, Claudine Bruck, Robert Whelan and Mark White, the five nominees for director. The persons designated as proxies in the accompanying proxy card intend to vote “FOR” such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board, if any person is so nominated. The nominees are currently directors and have consented to be named and have agreed to serve, if elected.

Recommendation of the Board

The Board recommends a vote “FOR” the election of Michael Hoffman, Maria Maccecchini, Claudine Bruck, Robert Whelan and Mark White to the Board as directors.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

WithumSmith+Brown, PC audited our financial statements as of and for the years ended December 31, 2018 and 2019. The Audit Committee of our Board has selected WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020. We are submitting our selection of WithumSmith+Brown, PC as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. We expect that one or more representatives of WithumSmith+Brown, PC will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace WithumSmith+Brown, PC as our independent registered public accounting firm, and the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the independent registered public accounting firm to be in the best interests of the Company.

WithumSmith+Brown, PC were initially appointed as our independent public accounting firm in 2019 to audit the financial statements as of December 31, 2018 and 2017 and for each of the two years then-ended. The following table presents fees for professional services by WithumSmith+Brown, PC for the audit of Annovis’ financial statements for fiscal years 2019 and 2018 and fees billed for audit-related services, tax services and all other services for fiscal years 2019 and 2018.

Fee Category:	2019	2018
Audit Fees	$102,379	$82,193
Audit-Related Fees	4,120	114,629
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$106,499	$196,822

Audit Fees: Consists of fees billed for professional services rendered in connection with quarterly reviews and the audit of our financial statements as of and for the years ended December 31, 2019 and 2018.

Audit-Related Fees: Consists of fees billed for services rendered in connection with the issuance of consents, comfort letters and reviews of documents filed with the SEC.

Tax Fees: There were no fees billed in 2019 or 2018 for any services other than those reported above.

All Other Fees: There were no fees billed in 2019 or 2018 for any services other than those reported above.

All of the above services were approved by the Audit Committee.

In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our independent registered public accounting firm for such services.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2021
ANNUAL MEETING OF STOCKHOLDERS

Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2021 and intending to have such proposals included in our next proxy statement must send their proposals to our Secretary, in writing, at Annovis Bio, Inc., 1055 Westlakes Drive, Suite 300, Berwyn, Pennsylvania 19312, pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2021 Annual Meeting of Stockholders and must be received by us not later than February 4, 2021. If, however, the date of our 2021 Annual Meeting of Stockholders will be on or before May 4, 2021 or on or after July 3, 2021, then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2021 Annual Meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director nominee(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Secretary at our offices at Annovis Bio, Inc., 1055 Westlakes Drive, Suite 300, Berwyn, Pennsylvania 19312. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2021 Annual Meeting:

•	no later than February 4, 2021; or
•	if the 2021 Annual Meeting will be held be on or before May 4, 2021 or on or after July 3, 2021, then no earlier than the close of business on the 120th day prior to the 2021 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2021 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2021 Annual Meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that our Board, or such person or persons requested by a majority of our Board to call special meetings, has determined that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that our Board, or such person or persons requested by a majority of our Board to call special meetings, as the case may be, has determined will be filled at such special meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

ANNUAL REPORT

A copy of our Annual Report is available to our stockholders with this Proxy Statement as described in the Notice of Internet Availability of Proxy Materials. A paper copy can be requested at no charge by following the instructions in the Notice of Internet Availability of Proxy Materials.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Secretary, at Annovis Bio, Inc., 1055 Westlakes Drive, Suite 300, Berwyn, Pennsylvania 19312; telephone: 610-727-3913.

If you want to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.

By Order of the Board of Directors,

/s/ Maria Maccecchini
Maria Maccecchini,
President and Chief Executive Officer

ANNOVIS BIO, INC. Annual Meeting of Stockholders June 3, 2020 at 10:00 AM EDT This Proxy is solicited on behalf of the Board of Directors of Annovis Bio, Inc. The stockholder(s) hereby appoint(s) Maria Maccecchini and Jeffrey McGroarty, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Annovis Bio, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on June 3, 2020 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/AnnovisBio/2020 by 11:59 PM EDT on May 31, 2020. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting at http://www.viewproxy.com/ AnnovisBio/2020/VM by logging in using the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting - What do I need to do to attend the Annual Meeting virtually?”. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at http://www.viewproxy.com/AnnovisBio/2020

The Board of Directors recommends you vote FOR each of the following nominees for director: 1. Election of Directors FOR  AGAINST  ABSTAIN Nominees: o o o 01 Michael Hoffman 02 Maria Maccecchini o o o o o o 03 Claudine Bruck o o o 04 Robert Whelan o o o 05 Mark White o Change of Address — Please print new address below Please mark your votes like this x The Board of Directors recommends you vote FOR the following proposal: 2. The   ratification of the selection   of FOR AGAINST ABSTAIN o o o WithumSmith+Brown, PC as our  independentregistered public accounting firm for the fiscal year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof. Date: Signature Signature (if held jointly) NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. VIRTUAL CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a stockholder of Annovis Bio, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM EDT on June 2, 2020. As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/AnnovisBio/2020 using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on May 31, 2020. On the day of the meeting, you may log in to the meeting at http://www.viewproxy.com/AnnovisBio/2020/VM using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting - What do I need to do to attend the Annual Meeting virtually?”. VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting by Internet or telephone INTERNET Vote Your Shares on the Internet: Go to www.AALVote.com/ANVS Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE   MAIL Vote Your Shares by Phone:   Vote Your Shares by Mail: Call 1 (866) 804-9616 Use any touch-tone telephone   Mark, sign, and date your proxy to vote your Shares. Have your   card, then detach it, and return proxy card available when you   it in the postage-paid envelope call. Follow the voting instructions   provided. to vote your shares.